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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-29837.



                                         ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
April 8, 1998